Exhibit 99.2

CERTIFICATION

I, C. Tim Cassels, as Principal Financial Officer of the AmericanWest Bank 401(k) Plan (the “Plan”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.    The Plan’s Annual Report on Form 11-K for the year ended December 31, 2002 (the “Report”) dated July 15, 2003 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: July 15, 2003.

/s/ C. Tim Cassels
C. Tim Cassels
Vice President & Chief Financial Officer,
Plan Sponsor and Plan Administrator

The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.